UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

X4 Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Massachusetts Avenue, 4th Floor Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 529-8300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On March 13, 2019, X4 Pharmaceuticals, Inc., formerly Arsanis, Inc. (the “Company” or “Arsanis”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, among other things, on March 13, 2019, the Company completed its business combination with X4 Therapeutics, Inc., formerly X4 Pharmaceuticals, Inc. (“X4”), in accordance with the terms of that certain Agreement and Plan of Merger, dated as of November 26, 2018, as amended on December 20, 2018 and March 8, 2019 (the “Merger Agreement”), by and among the Company, X4 and Artemis AC Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”).

This amendment to the Original Form 8-K is being filed to (i) include the audited financial statements of X4 and the pro forma financial information of the Company and X4 required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and (ii) attach herewith as Exhibit 10.1.2 a revised Form of Stock Option Agreement under the 2015 Employee, Director and Consultant Equity Incentive Plan, as amended. Except as set forth in this amendment to the Original Form 8-K, no other changes are being made to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of X4 for the years ended December 31, 2018, 2017 and 2016 are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The consent of PricewaterhouseCoopers LLP, X4’s independent registered public accounting firm, is attached hereto as Exhibit 23.1.

(b) Pro forma financial information.

The unaudited pro forma combined financial information of Arsanis and X4 for the year ended December 31, 2018 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1.2@	Form of Stock Option Agreement under the 2015 Employee, Director and Consultant Equity Incentive Plan, as amended.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of X4 for the years ended December 31, 2018, 2017 and 2016.

99.2	Unaudited pro forma combined financial statements of Arsanis and X4 for the year ended December 31, 2018.

@	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

By:	/s/ Paula Ragan, Ph.D.
Paula Ragan, Ph.D.
President and Chief Executive Officer

Date: April 2, 2019